UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  October 25, 2000


                      PROVIDENT BANK HOME EQUITY LOAN TRUST
            Home Equity Loan Asset-Backed Certificates, Series 2000-1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-02038
Pooling and Servicing Agreement)     (Commission        52-2232852
(State or other                      File Number)       IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On October 25, 2000 a distribution was made to holders of PROVIDENT BANK HOME EQUITY LOAN TRUST, Home Equity Loan Asset-Backed Certificates, Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                            Monthly report distributed to
                                              holders of Home Equity Loan
                                              Asset-Backed Certificates, Series
                                              2000-1 Trust, relating to the
                                              October 25, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       PROVIDENT BANK HOME EQUITY LOAN TRUST
             Home Equity Loan Asset-Backed Certificates, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/  Sherri  Sharps, Vice President
              By:   Sherri  Sharps, Vice President
              Date: 11/06/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certificates, Series 2000-1 Trust, relating to the October 25, 2000 distribution.